Exhibit 99.1

Financial News Release

Advanced Energy Reports Second Quarter 2026 Results

●	Revenue was $574 million, up 30% year-over-year and above the high end of guidance
●	Record Semiconductor revenue grew 33% year-over-year
●	GAAP gross margin was 41.1%; non-GAAP gross margin was 41.9%
●	GAAP EPS from continuing operations was $1.29; non-GAAP EPS was $2.74, above the high end of guidance
●	Cash flow from continuing operations was a record $86 million

DENVER, Colo., August 3, 2026 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), a global leader in highly engineered, precision power conversion, measurement, and control solutions, announced financial results for the second quarter ended June 30, 2026.

“In the second quarter, we delivered record results, with both revenue and earnings per share exceeding the high end of our guidance,” said Steve Kelley, president and CEO of Advanced Energy. “Demand continues to strengthen across all of our markets, and we believe that our solid execution and strategic investments will enable profitable growth into 2027. With strong new product momentum, we expect to gain share and outgrow our markets in the years ahead.”

Quarter Results

Revenue was $574 million in the second quarter of 2026, compared with $511 million in the first quarter of 2026 and $442 million in the second quarter of 2025.

GAAP net income from continuing operations was $55 million or $1.29 per diluted share in the quarter, compared with $67 million or $1.59 per diluted share in the prior quarter, and $26 million or $0.67 per diluted share a year ago. GAAP net income included $31.8 million or $0.75 per diluted share of inducement costs related to the partial conversion of the 2028 convertible senior notes.

Non-GAAP net income was $112 million or $2.74 per diluted share in the second quarter of 2026. This compares with $83 million or $2.09 per diluted share in the prior quarter, and $57 million or $1.50 per diluted share in the second quarter of 2025.

Advanced Energy generated a record $86 million in cash flow from continuing operations during the quarter and paid $4.1 million in quarterly dividends.

Third Quarter 2026 Guidance

Based on the Company’s current view, beliefs, and assumptions, guidance is within the following ranges:

Q3 2026
Revenue	$640 million +/- $20 million
GAAP EPS from continuing operations	$2.38 +/- $0.25
Non-GAAP EPS	$3.00 +/- $0.25

Conference Call

Management will host a conference call today, August 3, 2026, at 4:30 p.m. Eastern Time to discuss the second quarter financial results. To participate in the live earnings conference call, please dial 877-407-0890 approximately ten minutes prior to the start of the meeting and an operator will connect you. International participants can dial +1-201-389-0918. A webcast will also be available on our investor web page at ir.advancedenergy.com in the Events & Presentations section. The archived webcast will be available approximately two hours following the end of the live event.

About Advanced Energy

Advanced Energy Industries, Inc. (Nasdaq: AEIS) is a global leader in the design and manufacture of highly engineered, precision power conversion, measurement and control solutions for mission-critical applications and processes. Advanced Energy’s power solutions enable customer innovation in complex applications for a wide range of industries including semiconductor equipment, industrial production, medical and life sciences, data center computing, networking, and telecommunications. With engineering know-how and responsive service and support for customers around the globe, the Company builds collaborative partnerships to meet technology advances, propels growth of its customers, and innovates the future of power. Advanced Energy has devoted four decades to perfecting power. It is headquartered in Denver, Colorado, USA. For more information, visit www.advancedenergy.com.

Advanced Energy | Precision. Power. Performance. Trust.

For more information, contact:

Andrew Huang

Advanced Energy Industries, Inc.

970-407-6555

ir@aei.com

Non-GAAP Measures

This release includes measures, such as non-GAAP net income, non-GAAP operating income, and non-GAAP earnings per share (“EPS”) that are not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Management uses non-GAAP net income and non-GAAP EPS to evaluate business performance without the impacts of certain non-cash charges and other charges which are not part of our usual operations. We use these non-GAAP measures to assess performance against business objectives and make business decisions, including developing budgets and forecasting future periods. In addition, management’s incentive plans include certain of these non-GAAP measures as criteria for achievements. These non-GAAP measures are not prepared in accordance with U.S. GAAP and may differ from non-GAAP methods of accounting and reporting used by other companies. However, we believe these non-GAAP measures provide additional information that enables readers to evaluate our business from the perspective of management. The presentation of this additional information should not be considered a substitute for results prepared in accordance with U.S. GAAP.

The non-GAAP results presented below exclude the impact of non-cash related charges, such as stock-based compensation, amortization of intangible assets, and long-term unrealized foreign exchange gains and losses. In addition, we exclude discontinued operations and other items such as acquisition-related costs, facility, infrastructure, and other transition costs, and restructuring expenses, as they are not indicative of future performance. The tax effect of our non-GAAP adjustments represents the anticipated annual tax rate applied to each non-GAAP adjustment after consideration of their respective book and tax treatments. Non-GAAP results also exclude non-recurring discrete tax expenses or benefits. Finally, non-GAAP diluted weighted-average common shares are adjusted to reflect the dilutive impact of our convertible note based on the higher note hedge strike price instead of the initial conversion price.

Forward-Looking Statements

This press release and statements we make on the above announced conference call contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this press release or the conference call that are not historical information are forward-looking statements. For example, statements relating to our beliefs, expectations, and plans are forward-looking statements, as are statements that certain actions, conditions, or circumstances will continue. The inclusion of words such as "anticipate," "expect," "estimate," "can," "may," "might," "continue," "enables," "plan," "intend," "should," "could," "would," "likely," "potential," or "believe," and similar expressions and the negative versions thereof indicate forward-looking statements; however, not all forward-looking statements may contain such words or expressions. These forward-looking statements are based upon information available as of the date of this press release and management’s current estimates, forecasts, and assumptions. Although we believe that our expectations reflected in or suggested by these forward-looking statements are reasonable, we may not achieve the results, performance, plans, or objectives expressed or implied by such forward-looking statements. Forward-looking statements involve risks and uncertainties, which are difficult to predict and many of which are beyond our control.

Risks and uncertainties to which our forward-looking statements are subject include, but are not limited to: volatility and business fluctuations in the industries in which we compete; our ability to achieve design wins with new and existing customers; our ability to accurately forecast and meet customer demand; risks related to global economic conditions, such as the impact of tariffs and export regulations, escalating global conflicts on macroeconomic conditions, economic uncertainty, market volatility, rising interest rates, inflation, lack of growth in our markets or recession; customer price sensitivity; the U.S. Dollar’s change in value against its major peers; concentration of our customer base; risks associated with potential breach of our information security measures, either external breach or internal data theft; difficulties with the implementation of our enterprise resource planning and other enterprise-wide information technology system applications; our loss of or inability to attract and retain key personnel; risks associated with our manufacturing footprint optimization and movement of manufacturing locations for certain products; disruptions to our manufacturing operations or those of our customers or suppliers; our ability to successfully identify, close, integrate and realize anticipated benefits from our acquisitions; quality issues or unanticipated costs in fulfilling our warranty obligations (including our discontinued solar inverter product line), and adequacy of our warranty reserves; risks inherent in our international operations, including the effect of export controls, the impact of tariffs on our supply chain or products we sell, political and geographical risks, and fluctuations in currency exchange rates; our ability to enforce, protect, and maintain our proprietary technology and intellectual property rights; regulatory risk related to our supply chain; legal matters, claims, investigations, and proceedings; changes to tax laws and regulations or our tax rates; changes in federal, state, local and foreign regulations, including with respect to trade compliance, privacy and data protection, supply chain, and environmental regulation; the effect of our debt obligations and restrictive covenants on our ability to operate our business; risks related to our unfunded pension obligations; our estimates of the fair value of intangible assets; the potential impact of dilution related to our convertible debt, hedge, and warrant transactions; and the risks and uncertainties described in Part I, Item 1A, of our Annual Report on Form 10-K for the year ended December 31, 2025.

These risks and uncertainties could cause actual results to differ materially and adversely from those expressed in any forward-looking statements, and readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements are made and based on information available to us on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. We assume no obligation to update the information in this press release or provide the reasons why our actual results may differ.

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in millions, except per share data)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2026	2025	2026	2026	2025
Revenue, net	$574.1	$441.5	$511.0	$1,085.1	$846.1
Cost of revenue	338.0	278.1	310.1	648.1	532.2
Gross profit	236.1	163.4	200.9	437.0	313.9
Gross margin %	41.1%	37.0%	39.3%	40.3%	37.1%

Operating expenses:
Research and development	65.0	59.0	62.4	127.4	113.2
Selling, general, and administrative	69.4	60.2	62.3	131.7	119.2
Amortization of intangible assets	5.2	5.6	5.3	10.5	11.1
Restructuring, asset impairments, and other charges	1.4	7.0	2.6	4.0	8.2
Total operating expenses	141.0	131.8	132.6	273.6	251.7
Operating income	95.1	31.6	68.3	163.4	62.2

Interest income	8.2	6.6	5.8	14.0	13.5
Interest expense	(3.3)	(4.2)	(4.1)	(7.4)	(8.4)
Loss on induced conversion of debt	(31.8)	—	—	(31.8)	—
Other income (expense), net	(1.6)	(4.7)	—	(1.6)	(8.1)
Income from continuing operations, before income tax	66.6	29.3	70.0	136.6	59.2
Income tax provision	12.1	3.8	2.7	14.8	8.8
Income from continuing operations	54.5	25.5	67.3	121.8	50.4
Loss from discontinued operations, net of income tax	(0.4)	(0.3)	(0.5)	(0.9)	(0.5)
Net income	$54.1	$25.2	$66.8	$120.9	$49.9

Basic weighted-average common shares outstanding	38.9	37.6	37.7	38.3	37.6
Diluted weighted-average common shares outstanding	42.3	37.8	42.2	42.3	38.0

Earnings (loss) per share:

Continuing operations:
Basic earnings per share	$1.40	$0.68	$1.79	$3.18	$1.34
Diluted earnings per share	$1.29	$0.67	$1.59	$2.88	$1.33

Discontinued operations:
Basic loss per share	$(0.01)	$(0.01)	$(0.01)	$(0.02)	$(0.01)
Diluted loss per share	$(0.01)	$(0.01)	$(0.01)	$(0.02)	$(0.01)

Net income:
Basic earnings per share	$1.39	$0.67	$1.77	$3.16	$1.33
Diluted earnings per share	$1.28	$0.67	$1.58	$2.86	$1.31

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in millions)

	June 30,	December 31,
	2026	2025
ASSETS
Current assets:
Cash and cash equivalents	$1,396.5	$791.2
Accounts receivable, net	403.6	325.2
Inventories	538.1	411.2
Other current assets	72.7	46.3
Total current assets	2,410.9	1,573.9

Property and equipment, net	322.6	272.8
Operating lease right-of-use assets	100.9	98.1
Other assets	185.4	182.5
Goodwill and intangible assets, net	407.0	418.5
Total assets	$3,426.8	$2,545.8

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$316.3	$224.1
Other accrued expenses	168.8	183.8
Current debt	135.6	567.5
Current portion of operating lease liabilities	15.4	15.8
Total current liabilities	636.1	991.2

Long-term debt	1,128.6	—
Other long-term liabilities	185.0	184.0
Total long-term liabilities	1,313.6	184.0

Total liabilities	1,949.7	1,175.2
Deferred compensation	21.0	7.8

Total stockholders' equity	1,456.1	1,362.8
Total liabilities and stockholders’ equity	$3,426.8	$2,545.8

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

(in millions)

	Six Months Ended June 30,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$120.9	$49.9
Less: loss from discontinued operations, net of income tax	(0.9)	(0.5)
Income from continuing operations, net of income tax	121.8	50.4

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	32.3	31.7
Stock-based compensation	39.5	26.6
Amortization and write off of debt issuance costs and debt discount	2.1	1.6
Loss on induced conversion of debt	31.8
Deferred income tax benefit	1.4	0.5
Impairment charge on long-lived assets	0.5	1.6
Other	(0.3)	(0.5)
Changes in operating assets and liabilities, net of assets acquired	(149.1)	(36.2)
Net cash from operating activities from continuing operations	80.0	75.7
Net cash from operating activities from discontinued operations	(1.0)	(1.6)
Net cash from operating activities	79.0	74.1

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of long-term investments	(1.4)	(1.6)
Purchases of property and equipment	(86.1)	(42.0)
Net cash from investing activities	(87.5)	(43.6)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of debt issuance costs	(0.1)	(1.9)
Dividend payments	(7.9)	(7.7)
Payment of acquisition holdback	—	(1.5)
Purchase and retirement of common stock	(0.5)	(23.7)
Net payments related to stock-based awards	(39.1)	(8.0)
Proceeds from issuance of 2031 Notes, net of issuance costs	1,129.3	—
Premiums paid for capped call transactions	(69.0)	—
Payment of 2028 Notes	(440.5)	—
Proceeds from bond hedge and warrant unwind - 2028 Notes	44.6	—
Net cash from financing activities	616.8	(42.8)

Effect of currency translation on cash, cash equivalents and restricted cash	(1.0)	3.7

NET CHANGE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	607.3	(8.6)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, beginning of period	791.2	722.1
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, end of period	$1,398.5	$713.5

ADVANCED ENERGY INDUSTRIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

(in millions)

Net Revenue by Market	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2026	2025	2026	2026	2025
Semiconductor Equipment	$278.3	$209.5	$219.4	$497.7	$431.7
Data Center Computing	191.5	141.6	194.2	385.7	237.8
Industrial and Medical	80.0	68.6	72.0	152.0	132.9
Telecom and Networking	24.3	21.8	25.4	49.7	43.7
Total	$574.1	$441.5	$511.0	$1,085.1	$846.1

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

(in millions)

Reconciliation of non-GAAP measures
Non-GAAP gross profit, gross margin, operating expenses, operating income,	Three Months Ended			Six Months Ended
and operating margin	June 30,		March 31,	June 30,
	2026	2025	2026	2026	2025
Gross profit from continuing operations, as reported	$236.1	$163.4	$200.9	$437.0	$313.9
Adjustments to gross profit:
Stock-based compensation	2.2	1.2	1.5	3.7	2.3
Facility, infrastructure, and other transition costs	2.0	3.5	2.4	4.4	5.3
Non-GAAP gross profit	240.3	168.1	204.8	445.1	321.5

GAAP gross margin	41.1%	37.0%	39.3%	40.3%	37.1%
Non-GAAP gross margin	41.9%	38.1%	40.1%	41.0%	38.0%

Operating expenses from continuing operations, as reported	141.0	131.8	132.6	273.6	251.7
Adjustments:
Amortization of intangible assets	(5.2)	(5.6)	(5.3)	(10.5)	(11.1)
Stock-based compensation	(19.2)	(12.4)	(16.6)	(35.8)	(24.3)
Acquisition-related costs	0.1	(1.8)	(0.2)	(0.1)	(2.8)
Facility, infrastructure, and other transition costs	(0.5)	(1.4)	(0.9)	(1.4)	(3.1)
Restructuring, asset impairments, and other charges	(1.4)	(7.0)	(2.6)	(4.0)	(8.2)
Non-GAAP operating expenses	114.8	103.6	107.0	221.8	202.2
Non-GAAP operating income	$125.5	$64.5	$97.8	$223.3	$119.3

GAAP operating income	$95.1	$31.6	$68.3	$163.4	$62.2
Adjustments to gross profit	4.2	4.7	3.9	8.1	7.6
Adjustments to operating expenses	26.2	28.2	25.6	51.8	49.5
Non-GAAP operating income	$125.5	$64.5	$97.8	$223.3	$119.3

GAAP income from continuing operations	$54.5	$25.5	$67.3	$121.8	$50.4
GAAP operating margin	16.6%	7.2%	13.4%	15.1%	7.4%
Non-GAAP operating margin	21.9%	14.6%	19.1%	20.6%	14.1%

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

(in millions, except per share data)

Reconciliation of non-GAAP measures	Three Months Ended			Six Months Ended
Non-GAAP income, net of income tax	June 30,		March 31,	June 30,
	2026	2025	2026	2026	2025
Income from continuing operations, net of income tax	$54.5	$25.5	$67.3	$121.8	$50.4
Adjustments:
Amortization of intangible assets	5.2	5.6	5.3	10.5	11.1
Acquisition-related costs	(0.1)	1.8	0.2	0.1	2.8
Facility, infrastructure, and other transition costs	2.5	4.9	3.3	5.8	8.4
Restructuring, asset impairments, and other charges	1.4	7.0	2.6	4.0	8.2
Loss on induced conversion of debt	31.8	—	—	31.8	—
Unrealized foreign currency loss (gain)	(1.0)	4.4	(1.9)	(2.9)	6.0
Other costs included in other income (expense), net	2.6	0.2	—	2.6	0.2
Stock-based compensation	21.4	13.6	18.1	39.5	26.6
Tax effect of non-GAAP adjustments, including certain discrete tax benefits	(6.1)	(6.4)	(11.5)	(17.6)	(10.2)
Non-GAAP income, net of income tax	$112.2	$56.6	$83.4	$195.6	$103.5

Reconciliation of non-GAAP measures	Three Months Ended			Six Months Ended
Non-GAAP diluted weighted-average common shares	June 30,		March 31,	June 30,
	2026	2025	2026	2026	2025
Diluted weighted-average common shares outstanding	42.3	37.8	42.2	42.3	38.0
Hedge effect of convertible notes	(1.3)	—	(2.2)	(1.5)	—
Non-GAAP diluted weighted-average common shares outstanding	41.0	37.8	40.0	40.8	38.0

Reconciliation of non-GAAP measures	Three Months Ended			Six Months Ended
Non-GAAP earnings per share	June 30,		March 31,	June 30,
	2026	2025	2026	2026	2025
Diluted earnings per share from continuing operations, as reported	$1.29	$0.67	$1.59	$2.88	$1.33
Add back:
Per share impact of non-GAAP adjustments, net of tax	1.45	0.83	0.50	1.91	1.39
Non-GAAP earnings per share	$2.74	$1.50	$2.09	$4.79	$2.72

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

(in millions, except per share data)

	Three Months Ended			Six Months Ended
Reconciliation of non-GAAP measures	June 30,		March 31,	June 30,
Non-GAAP provision for income taxes	2026	2025	2026	2026	2025
Provision for income taxes, as reported	$12.1	$3.8	$2.7	$14.8	$8.8
Adjustment:
Non-GAAP items and other discrete tax items excluding stock-based compensation	1.6	3.5	7.7	9.3	4.6
Tax effect of stock-based compensation	4.5	2.9	3.8	8.3	5.6
Non-GAAP provision for income taxes	$18.2	$10.2	$14.2	$32.4	$19.0

	Three Months Ended			Six Months Ended
Reconciliation of non-GAAP measures	June 30,		March 31,	June 30,
Non-GAAP income before income taxes	2026	2025	2026	2026	2025
Income from continuing operations, before income tax	$66.6	$29.3	$70.0	$136.6	$59.2
Adjustments:
Amortization of intangible assets	5.2	5.6	5.3	10.5	11.1
Stock-based compensation	21.4	13.6	18.1	39.5	26.6
Acquisition-related costs	(0.1)	1.8	0.2	0.1	2.8
Facility, infrastructure, and other transition costs	2.5	4.9	3.3	5.8	8.4
Restructuring, asset impairments, and other charges	1.4	7.0	2.6	4.0	8.2
Loss on induced conversion of debt	31.8	—		31.8	—
Unrealized foreign currency loss (gain)	(1.0)	4.4	(1.9)	(2.9)	6.0
Other costs included in other income (expense), net	2.6	0.2	—	2.6	0.2
Non-GAAP income before income taxes	$130.4	$66.8	$97.6	$228.0	$122.5
Effective tax rate, as reported	18.2%	13.0%	3.9%	10.8%	14.9%
Non-GAAP effective tax rate	14.0%	15.3%	14.5%	14.2%	15.5%

Reconciliation of Q3 2026 Guidance
	Low End	High End

Revenue	$620 million	$660 million

Reconciliation of non-GAAP earnings per share
GAAP earnings per share	$2.13	$2.63
Stock-based compensation	0.43	0.43
Amortization of intangible assets	0.12	0.12
Restructuring expenses and other costs	0.11	0.11
Tax effects of excluded items	(0.13)	(0.13)
Convertible note dilution	0.09	0.09
Non-GAAP earnings per share	$2.75	$3.25